AlphaCentric Income Opportunities Fund

LEGAL PROCEEDINGS

On July 30, 2020, an investor in the AlphaCentric Income
Opportunities Fund (the "Fund") filed a putative class action in
Florida state court, naming AlphaCentric Advisors LLC, Mutual Fund
Series Trust, and others as defendants. Plaintiff alleges that the Fund misrepresented that it held no more than 15% of its assets in illiquid securities, among other things, and asserts violations of Sections 11,
12(a)(2) and 15 of the Securities Act of 1933.   On October 14,
2020, the same Plaintiff filed a nearly identical putative class action in New York State Court against the same defendants. That complaint was amended on February 26, 2021, which added two additional defendants, including sub-advisor Garrison Point LLC. On February
22, 2021, defendants moved to dismiss the Florida action for lack of personal jurisdiction. On May 20, 2020, defendants moved to dismiss the New York action for failure to allege any material misrepresentations or omissions, among other things. We believe these lawsuits are meritless and intend to contest them vigorously.